                     "We're taking on network integrity."




                                     C-COR


                   "The One Solution for Network Integrity"

                                  Presents:

                              The Faces of C-COR

                               Analyst Day 2001





[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."



      Some of the information contained in this presentation constitutes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent the Company's judgment regarding future events. Although the Company believes it has a reasonable basis for these forward-looking statements, the Company cannot guarantee their accuracy and actual results may differ materially from those the Company anticipated due to a number of uncertainties, many of which the Company is not aware. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the communications industry, the demand for network integrity, the trend toward more fiber in the network, the Company's ability to develop new and enhanced products, the Company's ability to provide complete network solutions, continued industry consolidation, the development of competing technologies, the global demand for the
    Company's products and services, the Company's ability to successfully implement three new business divisions, integrate acquisitions and achieve its strategic objectives. For additional information concerning these and other important factors which may cause the
      Company's actual results to differ materially from expectations and underlying assumptions, please refer to the reports filed by the
              Company with the Securities and Exchange Commission

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Overview of Today


 .    Provide a solid understanding of C-COR's

      -  Plans

      -  People

      -  Products

 .    Includes a tour and demos

 .    Establishes a foundation for evaluation


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                               C-COR ANALYST DAY


          09:00-10:00            Welcome

                                 Corporate Overview

                                 Financial Summary

                                 Network Requirement Trends

          10:00-12:30            BCP Overview}
                                 BNS Overview}   Concurrent
                                 BMS Overview}

          12:30-13:00            LUNCH

          13:00-14:30            Tour

          14:30-15:00            Wrap-Up/Questions


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                                 C-COR Vision


                   A world-class, growth-oriented leader in
                   providing quality, global market-focused
                 products, services and operations management
              solutions which enable cost-effective, interactive
                     information services over broadband
                           communications networks.


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                              Corporate Overview


                   .  Approximately 2000           [PICTURE]
                      employees

                   .  Traded on Nasdaq,            [PICTURE]
                      Symbol CCBL

                   .  Home page at
                      www.c-cor.net


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The One Solution for Network Integrity

                     "We're taking on network integrity."


                              Corporate Overview


                    .  Global HQ:

                       -  State College, PA          [PICTURE]

                    .  Three Divisional
                       Headquarters


          Meriden, CT             Denver, CO           Pleasanton, CA

           [PICTURE]               [PICTURE]             [PICTURE]

           Products                Services            OSS Solutions


[LOGO] C-COR.net
The One Solution for Network Integrity

                                 Global Reach


                               [LOGO] C-COR.net
                               At the core of confidence


                                     [MAP]

                     "We're taking on network integrity."

                              Key C-COR Customers


[LOGO] Adelphia        [LOGO]  ERICSSON       [LOGO] Telenor

[LOGO] AT&T            [LOGO]  eKabel         [LOGO] UNITED GLOBAL COM

                        -------------------------
                              AOL Time Warner
                        -------------------------
[LOGO]  Charter            [LOGO] CABLEVISION        [LOGO] EWB
        COMMUNICATIONS

[LOGO] COX              [LOGO] BLUE RIDGE      [LOGO] ntl:     [LOGO]  UPC
       COMMUNICATIONS          COMMUNICATIONS

                                                     [LOGO]

[LOGO] COMCAST(R)           [LOGO] ROGERS(TM)            [Picture]
       CORPORATION                                         Titus

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                             Integrated Capability

-------------------      --------------------       -------------------
   Broadband                  Broadband                   Broadband
Communications                 Network                   Management
   Products                    Services                   Solutions
-------------------      --------------------       -------------------


  ---------               -------------------
     ADC                     Valley Cable           ------------------
  ---------               -------------------           MobileForce
                            -------------               Technologies
  ---------                    Aerotec              ------------------
    SVCI                    -------------
  ---------                    ------               ------------------
                                ACSI                    Convergence
                               ------               ------------------
----------------          ------------------        ------------------
  Legacy C-COR                Worldbridge              Legacy C-COR
    Products              ------------------           OSS Solutions
----------------        ----------------------      ------------------
                            Legacy C-COR
                              Services
                        ----------------------

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                         C-COR Top Level Organization


                                 David Woodle
                                   Chairman
                                       &
                                      CEO

   Bill Hanelly                                           Ken Wright

Chief Financial                                        Chief Technology
    Officer                                                 Officer

   David Eng        Gerhard Nederlof         Mary Beahm         Frank Chelko
   Corporate           Corporate              Corporate          Corporate
Vice President      Vice President          Vice President       Director

Americas Business  Europacific Business    Human Resources    Quality Assurance

          John Caezza          Doug Engerman            Paul Janson
      Division President     Division President     Division President

          Broadband             Broadband               Broadband
       Communications           Management               Network
          Products              Solutions               Services


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The One Solution for Network Integrity

                      "We're taking on network integrity."


                          2001 - The Year that Was...


 .  The Industry Acts                     .  C-COR responds

    -  Consolidation continues               -  Establish realistic plan

    -  Economic recession                    -  Re-align infrastructure costs;
                                                retain flexibility
    -  Capital budgets cut
                                             -  Focus on investing in strategic
    -  Excess inventory builds                  plan

    -  Upgrades pushed out                   -  Develop strong retention
                                                program
    -  Technology moves ahead
                                             -  Exit slowdown stronger than
                                                entered


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The One Solution for Network Integrity

                     "We're taking on network integrity."


                             C-COR Four Step Plan

          1. Extend Product Line




                                    [LOGO]                  2. Integrate Network
                            "The One Solution for              Applications
                              Network Integrity"


     3. Offer Operations
     Management Solutions

                                                  4. Provide Quality
                                                     Services



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The One Solution for Network Integrity

                     "We're taking on network integrity."


                           Desired Balance Achieved


                                  Product Mix

         [PIE CHART]                                       [PIE CHART]



     RF   SERVICE   FIBER                             RF   SERVICE   FIBER



                                 Customer Mix


         [PIE CHART]                                       [PIE CHART]


         2 over 20%                                         4 at 15%

[LOGO] C-COR.net
The One Solution for Network Integrity

Provides data that demonstrates over last 3 years C-COR has more diverse product and customer mix.

                                  Product Mix
                                  -----------
                   1998                                2001
       RF 87%, Service 5%, Fiber 8%      RF 43%, Services 15%, Fiber 42%
          --           -         -          --            --         --
                   Customer Mix
                   ------------
1998                          2001

2 Customers                   4 Customers accounted
accounted for                 for approx. 15% each
approx. 20% each

                     "We're taking on network integrity."


                            Solid Financial Results

                                      . Created solid cash position

                                      . Grew Quarterly Rev's over 15% annualized

                                      . Doubled Company Valuation



                                    [CHART]



                      CASH      QTRLY REV      MARKET CAP


[LOGO] C-COR.net
The One Solution for Network Integrity

2 sets of bar graphs depicts improved levels of cash, quarterly revenue and market cap from Oct 98 to Oct 01.

    Oct 98                  Oct 01

Cash    950k              Cash    $58m
        ---                        --
Q Rev    32m              Q Rev    52m
         --                        --
Mkt Cap 110m              Mkt Cap 225m
        ---                       ---

                     "We're taking on network integrity."


                               Lifecycle Phases



                   PLANNING                      DEPLOYMENT



                                    [LOGO]




                     OPERATIONS                 ROLLOUT



[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Lifecycle Phases

               Planning    Deployment    Roll Out    Operations




                                   [GRAPHICS]





[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                            Customer Spending Waves




                                    [CHART]




               PLANNING    DEPLOYMENT    ROLL-OUT    OPERATIONS



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The One Solution for Network Integrity

                     "We're taking on network integrity."


                             Global Rebuild Status


                                    [CHART]


                      Rebuilt Homes     Non Rebuilt Homes


                                Data from CED/Ellis Research and Company Sources


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The One Solution for Network Integrity

Chart compares % rebuilt networks vs. % non-rebuilt networks in four regions: US, Europe, Asia, Lat. America.

US           = 70% rebuilt, 30% non-rebuilt
Europe       = 25     "   , 75      "
               --           --
Asia         = 30     "   , 70      "
               --           --
Lat. America = 35     "   , 65      "
               --           --

                     "We're taking on network integrity."


                           Service Rollout Forecasts




     2001
     ----
     HSD                          [CHART]                       HSD
     @9%;                                                       Telephony
   Digital                                                      VOD
    @21%                                                        Digital




                              Data from Allied Business Intelligence and Kagan

[LOGO] C-COR.net
The One Solution for Network Integrity

Bar graph shows projected growth over ten year period (1996-2006) of services rolled out on US HFC networks, including high speed data, telephony, video on demand and digital tv.

1996                                  2006
----                                  ----
HSD  0  subs                    HSD  12415  subs
    ---                             -------

Telephony  5  subs              Telephony  5579  subs
          ---                             ------

VOD  0  subs                    VOD  23939  subs
    ---                             -------

Digital  0  subs                Digital  33156  subs
        ---                             -------

Slide also shows that in 2001, HSD penetration is at 9% and Digital penetration is at 21%.

                     "We're taking on network integrity."


                               BMS Market Chart



                                    [CHART]



[LOGO] C-COR.net
The One Solution for Network Integrity

Bar chart depicts market opportunity for Broadband Management Services Worldwide. Of a billion dollar market in the US, less than 4% of that market has been tapped. Of a half billion dollar market in Europe, only 2 % of that market has been tapped and of a 200,000 dollar market in Asia, only 1 % of that market has been tapped.

                     "We're taking on network integrity."


                         Financial Reporting Structure


           Business Units                FAS 131 Reporting Segments
           --------------                --------------------------


     --------------------------           --------------------------
      Broadband Communications             Telecommunications
      Products                             Equipment
     --------------------------           --------------------------


     --------------------------
      Broadband Network
      Services
     --------------------------           --------------------------
                                           Broadband Management
     --------------------------            Services
      Broadband Management                --------------------------
      Solutions
     --------------------------


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The One Solution for Network Integrity

                     "We're taking on network integrity."

                       Q1 Highlights - Income Statement

 .  Product sales grew 44% over previous quarter

          .  ADC acquisition closed August 4

          . Gross margin of 29% reflects changes in product mix and manufacturing cost structure

          .  Volume adequate to sustain R&D investment at a profit

 .  Technical services sales stabilized

          .  Overhead cost structure to support higher volume

          .  Opportunity-rich environment suggests potential for growth in CY 02

 .  Solutions division in investment mode

          .  Investment approximately equal to C-COR's pre-tax loss in quarter

          .  Investment should peak in second quarter


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The One Solution for Network Integrity

                     "We're taking on network integrity."

                         Q1 Highlights - Balance Sheet

 .  Current Ratio

          .  3.4:1 including cash

          .  2.4:1 without cash

 .  Cash and marketable securities - $58.4 M

          .  Working capital replenished

          .  CapEx and depreciation balanced

          .  Accrued liabilities

 .  Pro forma earnings/loss - cash generation/use


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                             Financial Objectives

                 .  Gross Margin expansion

                         .  Optical products mix

                         .  Technical services overhead

                         .  Software fixed costs

                 .  Operating efficiencies

                         .  ERP - automation

                         .  Acquisition integration

                 .  Historical operating margins and beyond


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Financial Summary

 . Manufacturing infrastructure adjusted to current sales volume - gross margins back to historical levels

 . Solid balance sheet - manageable cash consumption related to investment in future

 .  Business model in place for earnings rebound based on market conditions


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                          Where Is Technology Going?
                          -------------------------

                           Brief Look At 4 Aspects:
                           ------------------------


 .  Marketplace Trends

 .  Impact On Cable Operators

 .  Architecture Migration

 .  Resultant C-COR Opportunities

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                              Marketplace Trends
                              ------------------


 .  Continued growth rate of internet, and growth of high speed access (CM & DSL)

 .  DBS growth & competitive pressure

 .  POTS 2nd line growth

 .  PC migration to living space

 .  In-home networking

 . Converging entertainment & interactivity (gaming, streaming, "always on" web, etc)

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                           Impact On Cable Operators
                     MSO Initiatives (Current & Planning)
                     -----------------------------------

           .  Continue Cable Modem Push

           .  Continue Digital Video Push

           .  VOD

              .  Stop DBS bleeding

              .  Incremental revenue (recapture video rental $)

           .  Telephony Services

              .  Business voice & data

              .  Residential voice services - multiple lines, value-add

           .  Interactive TV

              .  WWW and e-mail on TV; Enhanced information

              .  Competitive value-add; New revenue streams


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                          Impact On Cable Operators
                                    Issues
                                    ------

     .  All These = Network Demands:

        .  Downstream - from Broadcast to Dedicated traffic

        .  Upstream - more demand on fragile, limited bandwidth

        .  Scalability - Success is its own enemy

     .  Service Availability - Network Reliability

        .  Beyond-entertainment services (including lifeline)

        .  Competitive pressure

     .  Shortage Of Qualified Technical Workforce

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."




                            Architecture Migration

                        Going Forward - Network Changes
                        -------------------------------

               .  Individual Traffic vs "Broadcast"

               .  Frequency Re-Use vs Additional Bandwidth:

                   .  Remove Tx Splitting & Rx combining

                   .  WDM and DWDM

                   .  Node Splitting/Segmentation

                   .  Fiber Deeper

               . Requires Additional Fiber Transmitters & Return Receivers, and Upgrade/Add Nodes

               .  Digital Return

                   .  Bandwidth Efficiency, Reach, Signal Reliability

                   .  Business High Speed Data Overlay

     [LOGO] C-COR.net
     The One Solution for Network Integrity

                     "We're taking on network integrity."


                         Traditional Bus Architecture











                                   [Graphic]












     [LOGO] C-COR.net
     The One Solution for Network Integrity

                     "We're taking on network integrity."




                        Segmented Star-Bus Architecture






                                   [Graphic]






     [LOGO] C-COR.net
     The One Solution for Network Integrity

                     "We're taking on network integrity."




                         Resultant C-COR Opportunities
                         -----------------------------

                       Broadband Communications Products
                       ---------------------------------

               .  Segmenting Network/Traffic

                    .  Additional Transmitters & Return Rx

                    .  Segmentable Nodes & "Lid Upgrades"

                    .  Digital Return

                    .  Business HSD Overlay Solutions (now & RPR)

               .  Further Domestic Upgrades

                    .  Stay Ahead Of Service Launches

                    .  Secondary Markets

               .  International Network Deployments


     [LOGO] C-COR.net
     The One Solution for Network Integrity

                     "We're taking on network integrity."

                         Resultant C-COR Opportunities
                         -----------------------------

            .  Network Management

               .  Monitoring, Fault Correlation, Proactive Maintenance

               .  Systems Integration - Single Database & User Interface

            .  Workforce Management

               .  Operational Efficiencies - Direct ROI

               .  Improved Customer Service

            .  Technical Services

               .  Network Deployment & Service Rollouts

               .  Ongoing Operations

                   .  New Skills Requirements

                   .  Reputation For Technical Proficiency


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."
                              Network Deployment
                              ------------------


     Digital
     Interconnect


                                  [PICTURES]

                                                  Line          Customer
     Headend        Hub      Node    Amplifier    Extender      Premises

     > Forward                 > Equipment
     Transmitters
                               > Technical Services
     > Return Receivers

     > EDFAs                                              C-COR Product/Service
                                                          Areas
     > Technical Services
                                                          Not C-COR Products



[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                            MSO  Spending Migration
                            -----------------------

Resultant Needs, Products & Services
------------------------------------


> COR-Convergence
> Workforce Management
> Outsourced Skilled Labor


> Servers, CMTS, Switches, etc.            Digital Set-tops, Cable Modems, NIDs

> Network Segmentation

> Technical Services



MSOs Focus / Spending
---------------------

-- Ongoing Operations:
   ------------------

   >Network Management

   >Operational Efficiencies

   >Network Maintenance

    Services Rollout
    ----------------


[Graphic]

-- Network Deployment

[Graphic]

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


 . We are focused on where cable operators' businesses, networks, and needs are going.

 . We have, and are continuing to develop, the products and services that they will need.

 . We have put the structure and the people in place to successfully deliver what customers need today and tomorrow.

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                            C-COR Forward Strategy

 .  Leverage total solutions for infrastructure integrity

 .  Products - Solid Business Foundation

   -  Optics growth

   -  International rebuild

 .  Services - Steady Revenues and Expansion

   -  Supports all phases

   -  Can regionally support various markets

 .  Operational Management - Growth Business

   -  Positioned for next phase of spending

   -  Proven products and capabilities

   -  Very small installed base

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                            2002 Success Milestones


 .  Revenues Mix

 .  International Products Business

 .  Service Margins

 .  BMS Awards

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                               C-COR Analyst Day

          09:00-10:00            Welcome
                                 Corporate Overview
                                 Financial Summary
                                 Network Requirement Trends
          10:00-12:30            BCP Overview
                                 BNS Overview              Concurrent
                                 BMS Overview
          12:30-13:00            LUNCH
          13:00-14:30            Tour
          14:30-15:00            Wrap-Up/Questions


[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."


                                Tour Highlights

 .  All divisions covered

   -  Just a sample in corporate headquarters

 .  Includes AT & T's headend

   -  50,000 homes passed

   -  650 plant miles

   -  6,000 modem customers

   -  Varied node size

   -  Adelphia has purchased

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."

 .  Product Development

    -  Component R&D

    -  Engineering Lab

    -  Technology Center

    -  Halt Quality Testing

    -  Manufacturing Floor

[LOGO] C-COR.net
The One Solution for Network Integrity

                      "We're taking on network integrity."

 .  Network Services

    -  Outside Plant Services

    -  Network Design

    -  Training Facility

 .  Management Solutions

    -  Engineering Lab

    -  Integrated Demo


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                       Broadband Communications Products


                        We provide digital and analog
                        transport system solutions for
                     advanced broadband network operators


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The One Solution for Network Integrity

                     "We're taking on network integrity."


                                    History

               .  A 50 year history of Technology, Innovation,
                  Quality and Service.

                  -  Established 1953

                  -  Silicon Valley Communications Inc (Sept. `99)

                  -  ADC'S Broadband Communications Division
                     (Aug. `01)


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Division Overview


     .  Approximately 1200
        employees

     .  Core competencies in digital,                       [PICTURE]
        opto-electronic & RF design

     .  Global reach                                        [PICTURE]

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Division Overview

     .  Global HQ: Meriden, CT

     .  Three Design                              [PICTURE]
        Competency Centers

     .  Four Strategic
        Manufacturing Centers



State College            Klagenfurt        Buenos Aires          Tijuana

[PICTURE]                [PICTURE]           [PICTURE]           [PICTURE]

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                       Broadband Communications Products


                                  John Caezza
                                   President

            Joe Zavacky
              Finance
             (acting)


John Hastings Vice President N.A. Sales Ops.

 .  Domestic Sales
 .  Manage Sales Eng. Team
 .  Business fcst.
 .  Account coordination w/ Corp. AM's
 .  Cust. Service

Bob Oakley Vice President Product Mgmt.

 .  Product Mgmt.
 .  Product Mkt.
 .  Business partner mgmt.
 .  Technical Publications

Peter Wolff Vice President Product Dev.

 .  Development project mgmt.
 .  Product architecture
 .  Systems Eng.
 .  Product Dev.
 .  Documentation

Bill Milliron Vice President Global Mfg.

 .  Production Management & Supervision
 .  Planning and Tactical Purch.
 .  Mfg. & Test Eng.
 .  Facilities
 .  Product and Process QA

Mario Frattaroli Vice President Global Ops.

 .  MPS & forecast analysis
 .  Master Scheduling & Logistics
 .  Commodity Mgmt./ Inventory Mgmt.
 .  OEM/Outsourcing/ Partnering
 .  Supplier Dev. & Assurance


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                             Our Business - Today

 . Broadband Transport and Access Systems for the Cable MSO - domestic & international

     -  Video transport is our expertise

     -  Digital Video transport systems

     -  HFC transport/video access systems

 . Video Transport (Tariff) Systems for ILEC, CLEC, and Commercial Broadcast applications (CBS, CNN, etc.)


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                        Our Business is Fundamentally
                              Broadband Transport


               .  Our strength and expertise is video
                  transport

               .  DV products for broadcast quality,
                  uncompressed video transport

               . HFC infrastructure systems optimized for video and broadband services delivery


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                               Network Overview
                    [Generic depiction of a network]


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                               Key BCP Customers


[LOGO] Adelphia                                                  [LOGO] Mediacom

                                 [LOGO] eKabel

[LOGO] AT&T                                                     [LOGO] Qwest

                       ----------------------------------
                                AOL Time Warner
                       ----------------------------------

                                                               [LOGO] BEZEQ

[LOGO] Charter                [LOGO] CABLEVISION
       COMMUNICATIONS
                                                               [LOGO] UPC
[LOGO] COX                  [LOGO] ROGERS(TM)
       COMMUNICATIONS

[LOGO]  COMCAST(R)           [LOGO]  ntl:                    [Picture]
        CORPORATION


[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                            Digital Video Transport

                                   [Graphic]

Applications  II                         Benefits           II

 .  HFC Backbone, HE Consolidation        .  ~$500M Installed base
 .  Local and network broadcasters        .  Most powerful and cost-effective
 .  Post-production houses                .  Reliable, pristine signal quality
 .  Distance learning                     .  Flexible, modular
 .  Video conferencing                    .  Multiformat - uncompressed and
                                            compressed video and audio

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                          LumaCor Headend/Hub Optics

    [Graphic]                     [Graphic]                    [Graphic]

   3 RU and 1 RU                 1550 nm QAM                  High-powered
   Universal Chassis             Transmitters                     EDFAs

Applications    II                          Benefits    II

 .  HE to hub or node                        .  Superior performance - 1330
 .  Supports VOD, HSD, interactive              and 1510 nm
   TV, cable telephony                      .  Modular, compact
 .  Medium haul transport and                .  Maximum reliability, minimizes
   distribution                                service
                                            .  Flexible, scalable

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."


                       NaviCOR & FlexNet Nodes and Amps

   [Graphic]                       [Graphic]                    [Graphic]

  Quadrant II                   Digital Return                FlexNet Trunks
Segmentable Node                    Systems                    And Bridgers

Applications  II                       Benefits  II

 .  Advanced VVD networks two-way       .  Backed by decades of industry
   analog and digital                     know-how
 .  Deep node or bridger penetration    .  Reliable, scalable, cost-effective
 .  Passive optical networks            .  Extended bandwidth
 .  Nodes upgrade from amps             .  High performance, TL Technology

[LOGO] C-COR.net
The One Solution for Network Integrity

                     "We're taking on network integrity."

                            International Products

  I-Flex Trunks, Bridgers,
      Lines Extenders              FOX Distribution   Comtec Distribution
and I-FLEX II Modular Nodes           Equipment           Equipment

         Applications  II

 .  Global cabinet/pedestal mount systems

 .  Analog and digital multi-service HFC networks

 . Fiber to the building, curb, and last amp or in passive optical network

         Benefits   II

 .  Reliable, extended bandwidth

 .  Modular, easy to maintain

 .  Two-way

 .  Bridgers upgrade to nodes

 .  Cost-effective, improved system performance

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                    Looking Forward, The Market is Changing

   . HFC networks are no longer simply broadcast networks for entertainment content ( "Cable TV")

      -  High Speed Data (HSD)

      -  VOD and SVOD

      -  Telephony

   . The North American MSO's have shifted their priorities to roll-out of new services.

      -  HSD and VOD services are the current focus

   . The International markets are accelerating their adoption of new technologies.

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                    Taking Advantage of the Changing Market

 . We provide our customers with the fastest time to profit for new services and revenue streams

   - Our systems need to provide the lowest cost per unit of bandwidth delivered

   - Our systems need to be open, easy to install, use, and integrate into existing architectures and operational systems

   - Our systems need to provide fast time to profit through optimization with and reuse of the existing HFC infrastructure

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                             Key  Success Factors

 .  High value, applications focused offering

 .  IP interconnection of access applications

 . Scalable - architecture, and technology: Gigabit Ethernet, 10Gig-E, 40Gig-E and beyond

 .  Standards based to ensure low cost, high value

 . Integrated management systems, including provisioning, billing, and performance

 . Never forget our roots - Video Transport begets Video Content - we must leverage our knowledge of Broadband Video Transport!

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               Small & Medium Enterprise (SME) A New Opportunity

 .  Currently less than 10% of all SME are on line

   -  11% of online SME are BB, mostly via xDSL

 .  2005, 50% will have BB access via xDSL and HFC (or new platforms)

 . Of 7.8M SME, 7.1M have less than 9 employees on line, and spend about $440/m on telephony and data access

 . Broadband penetration of SMEs expected to grow at ~ 40% CAGR over next five years.

     - xDSL, fixed wireless or HFC. Source: Company reports, McKinsey and JPMS

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                              Key for Our Future

               Product                                 Availability

     .   High Density Platform                         .   Q1 2002

     .   Digital Summing Transceiver                   .   Q1 2002

     .   Gigabit Ethernet overlay                      .   Q1 2002

     .   DV SONET/SDH Interface                        .   Q4 2002

     .   Fiber to the Business (RPR)                   .   H2 2003

     .   Fiber to the Home (RPR)                       .   H1 2004


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                       Broadband Communications' Future

 . HSD and VOD Applications will provide near term opportunities to maintain and grow current market position.

 . International Markets provide yet untapped potential for existing and near term product offerings.

 . Telco Markets provide additional opportunity for existing and future product offerings.

 .  SME Product Offering provides C-COR access to $1billion market

 .  Gigabit Ethernet Product provides a natural bridge to SME

 . RPR Transport Product provides the future system solutions for today's MSO, Telco and International network provider.

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                 The Knowledge Source for Network Integrity...

                 ...The Product Source for Network Performance

[Graphic]          [Graphic]            [Graphic]            [Graphic]

                          "Converging on Opportunity"



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                        Broadband Management Solutions

   Ensuring the integrity of multi-services delivery to the customer premise

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                        Broadband Management Solutions

 .  "Proactive" solution paradigm for BSP's

   -  COR-Convergence: intelligent network management

   -  MobileForce: mobile workforce automation

 .  Fully integrated OSS solution suite from a single, trusted supplier


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                                   BMS Facts

 .  Full-time staff of 95 people

   -  Engineering-centric team

 .  Experienced leadership & team

   - Broadband domain, OSS background, software development, integration services, business process re-engineering

 .  Headquarters in Pleasanton, CA                  [PICTURE]

   -  Engineering facilities:

      .  State College

      .  Atlanta

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                               BMS Organization

                                   [Graphic]


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                           Our Customers' Challenges

               .  Transition to highly competitive service space

               . Transition from network upgrade to customer deployment and multi-service operation

               .  Transition to mission-critical service offerings

               . Integration and operation of multi-vendor systems & network assets across properties

               .  Continued margin performance pressure



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                           Our Customers' Challenges


             Network                INMS                Back-office


                                                           Manual
                                                        Creation of
                                                        Network Data
             Customer
             Premise
            Equipment


                                                        Network CAD
                                                           System
                                 Intelligent
             Network               Network
            Elements             Management
             & SNMP                System
                                                          Customer
                                                            Care
                                                          (Billing
                                                           System)


            Head-end
             System
            Interface
                                                          Trouble
                                                         Ticketing
                                                          System


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                                         One Window to Your Network




                                   [PICTURE]





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                             Our Solution Strategy


                 . Leverage C-COR.net's deep HFC technology know-how, and industry position

                     -  BCP & BNS

                 .  Open software solution

                     -  Support for existing infrastructure and systems
                     -  Adapt to a dynamic technology environment

                 . Utilize industry recognized OTS software tools to accelerate time-to-market of our products

                     -  Best-of-breed software products



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                             Our Solution Strategy

                .  Rapid customer delivery model

                    - Ready-integrated (XML bus), highly configurable products

                .  Customer enterprise deployment or ASP model

                    -  Fully web enabled solutions
                    -  Highly scalable solutions

                . Utilize proven software development & customer delivery methodologies



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                               Key BMS Customers


                                          -------------------------------
         [LOGO]                                   AOL Time Warner
         Charter                          -------------------------------
      COMMUNICATIONS


                                             [LOGO] INSIGHT
                                                    --------------
                                                    COMMUNICATIONS
               [LOGO] WideOpenWest
           Bringing Broadband Home


                                             [LOGO] COGECO
      [LOGO] COMCAST(R)                      -------------
             CORPORATION



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                         Opportunity for Our Customers

               .  Aggressively compete for new services (RGU's)

                   -  Telephony

                   -  High speed data

                   -  Interactive entertainment services

               .  Superior service delivery to customers

                   -  Support SLA & QoS customer commitments

                   -  Reduce customer acquisition & retention costs

                   -  Reduce customer churn

                   -  Operational efficiency



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                                OSS Solutions

                                    for a

                               Connected World


                                 "in a flash"





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                                  BMS Future

                  .  OTS integration with new BSP enterprise
                     systems, network infrastructure & CPE

                  .  Continued emphasis on BMS product
                     functionality supporting SLA & QoS
                     requirements

                  .  Reduce our product deployment costs to
                     improve overall BMS solution margins


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                         Opportunity for Our Customers

 .    Real-time decision support
      -  Fully integrated with customer information & the BSP enterprise

 .    Create business intelligence
      -  Service usage modeling (customer)
      -  Service response performance
      -  Network performance
      -  Vendor (equipment) performance
      -  ISP performance


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                          Broadband Network Services



                        We provide hands-on technical

                       services for advanced broadband

                               network operators






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                                    History


               . The current BNS structure came about as a result of the combination of acquisitions and existing services components already existing within C-COR.

                  - ACSI (12/99), Worldbridge Broadband Services (2/00), Valley Communications (7/01) & Aerotec (7/01).



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                            BNS Operating Structure


               . BNS operates under four separate yet complementary business units, currently employing in excess of 400 skilled technicians.

                  -  Network Engineering & Design Services

                  -  Network Integration Services

                  -  Outside Plant Services

                  -  Outsourced Operational Services




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                               Corporate Office


                                                       Paul E. Janson
                                                      President / CEO
                         Outside Plant        Ric Roberts          Larry Warren          Jim Romese                Pat Kelly
                         Regional VP's            VP                CTO / Sales               VP                       VP
                                          Network Eng. & Design                     Outsourced Operational     Network Integration
                                                                                           Services


Robert Sullins    Eric Johnson    Dana Kring    Scott Ishler
      VP               VP             VP             VP
    South             West         Mid west         East


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                               Key BNS Customers

[LOGO] Adelphia           [LOGO] TIME WARNER Telecom

                       -------------------------
                            AOL Time Warner            [LOGO] INSIGHT
[LOGO] AT&T            -------------------------              COMMUNICATIONS



           [LOGO] Level(3)         [LOGO] Qwest           [LOGO] ARRIS
                  COMMUNICATIONS

[LOGO] Charter           [LOGO] CABLEVISION             [LOGO] IBM
       COMMUNICATIONS

                          [LOGO] Altrio
                          ONE CONNECTION INFINITE POSSIBILITIES
[LOGO] COX                                                [LOGO] Mediacom
       COMMUNICATIONS     [LOGO] NORTEL
                                   NETWORKS
                                              [LOGO] ROGERS(TM)
                                                            [LOGO] Cisco Systems
[LOGO] COMCAST(R)           [LOGO] Cable Zocalo              Empowering the
       CORPORATION                                         Internet Generation



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                              Technical Services


Network Engineering and Design

 .  RF Design                                    [Picture]

 .  Walkout & Field Engineering

 .  Fiber Design/Drafting

 .  Fiber Documentation

 .  Project Management

 .  Engineering Consultation

 .  Strand Digitizing (AutoCAD & MicroStation)

 .  Data Archiving


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                         Network Engineering & Design

    - Client Requirements: Currently there exists approximately 1.5 million CATV plant miles in the North American cable universe. The shear number of design changes, digitizing, new build is large. Factor in the few remaining O/B's and the telephony market and the opportunity is significant.

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                              Technical Services

                              Network Integration

 .  HE & CO Space Design
 .  Rack & Stack
 .  CMTS, DWDM & SONET Installations
 .  Fiber & Traditional HE Installations
 .  Certification / Documentation
 .  Training
 .  Engineering Design
 .  QA Project Management
 .  LAN, WAN & VPN Installations
 .  Certifications: IBM, Lucent, Nortel, Cisco, Barco, Antec
 .  Cornerstone, ADC, COM21, Fujitsu, Qwest

[Graphic]


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                              Technical Services

                         Network Integration-Continued

  . Wireless Solution: All phases of fixed and mobile design, engineering & installation

  .  CO DSL Installations

  .  Data Center & NOC Solutions

                                                               [PICTURE]

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                              NETWORK INTEGRATION

  - Client Requirements: The vast client needs in this space exist primarily outside the CATV world. In this space we work for clients such as IBM, Nortel, L3, Cisco & Qwest.

  - Outsourcing: The telecommunications space continues to shed jobs at a rapid pace. However the network operational problems still exist. We believe we are well positioned to grow the outsourcing aspect of this business.

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                              Technical Services

                  Outside Plant

          .    Sweep and Balance
          .    Node Certification
          .    Coax & Fiber Placing
          .    Coax & Fiber Splicing
          .    Ingress Mitigation                            [PICTURE]
          .    POP Certification
          .    Node Hardening / PM Program
          .    Broadband Technicians
          .    Project Management
          .    Fixed Wireless Construction

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                            Outside Plant Services

          - Client Requirements: Through 2003 we will continue to see strong rebuild activity from Charter, Adelphia, AT&T as well as second tier cable systems.

          - Capital / Expense Shift: During this time our business unit will slowly transition our technical expertise over to the expense side of the clients' budget, using our plant conditioning / PM program.

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                              Technical Services

                        Outsourced Operational Services


          . Residential /Commercial Installation
          . Voice, Analog / Digital Video & Data
          . Audit                                            [PICTURE]
          . Drop Swap
          . FSO


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                        Outsourced Operational Services


          - Client Requirements: There exists today approximately 10,000 cable systems with 65 million customers. With a churn number of 30% that equates to 20 million positive / negative jobs per year. Add in new connects for additional services, drop swaps & audits and the opportunity is significant. BNS operates at a higher technical level than our competitors and we believe that this differentiating factor will allow us to continually grow this business.

          - Incremental Revenue: In addition to the installation side, our company dynamics allow us to add IR at our project locations (Knoxville).

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                             Future Opportunities

       .  Network Design: Break into telephony and utility power design.

       . Network Integration: Continue to shift BNS into the greater telecom world. Broadly defined, the telecommunications market spends $200 billion per year to install and provision end user clients.

       . Outside Plant: Convince our existing clients to outsource certain aspects of proactive preventative maintenance to BNS.

       . OOS: Grow at a 30% rate and improve margins. This would mean adding two / three new locations per year.


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